SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

SHARING ECONOMY INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

Copies to:

Thomas E. Puzzo, Esq.

Law Offices of Thomas E. Puzzo, PLLC

3823 44th Ave. NE

Seattle, Washington 98105

Telephone No.: (206) 522-2256

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SHARING ECONOMY INTERNATIONAL INC.

Unit 2, Level 6

Westin Centre, Westin Centre

Kwun Tong, Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about October ___, 2026 to the holders of record as of the close of business on October ___, 2026 of the common stock of Sharing Economy International Inc., a Nevada corporation (the “Company”).

Effective August 28, 2026, the board of directors of the Company and 1 stockholder holding an aggregate of 4,103,939,641 shares of common stock and 1 share of Series B Preferred Stock issued and outstanding as of August 28, 2026, have approved and consented in writing to the following action:

•	The approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 7,450,000,000 to 9,950,000,000.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and the Company’s Articles of Incorporation, as amended, and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Sharing Economy International Inc., 9205 Country Club Drive, Farmington Hills, Michigan 48221, Attn: Ximing Huang, Chief Executive Officer. Mr. Huang may also be reached by telephone at (888) 493-8028.

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INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of the Company’s outstanding capital stock is required to effect the action described herein. The Company’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, the Company had 6,451,736,079 shares of common stock, and 1 share of Series B Preferred Stock (representing voting power equal to approximately 6,503,590,822 shares of common stock), issued and outstanding. The voting power representing not less than 3,225,868,040 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 4,103,939,641 shares of common stock and 1 share of Series B Preferred Stock, which represents voting power equal to 51% of the issued and outstanding shares of common stock. Accordingly, the 1 share of Series B Preferred Stock has voting power equal to approximately 6,248,548,045 shares of common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the board of directors, in favor of the actions described herein in a joint written consent, dated August 28, 2026. No consideration was paid for any consent. The consenting stockholder’s names, affiliation with the Company, and his beneficial holdings are as follows:

Name	Affiliation	Shares of Common Stock Beneficially Held	Shares of Series B Preferred Stock Held	Total Voting Power
Ximing Huang	Chairman of the board of directors, Chief Executive Officer and President	4,103,939,641 (1)	1	83%

(1)

Such 4,103,939,641 shares represent approximately 63.6% of the issued and outstanding shares of common stock on August 28, 2026. The one share of Series B Preferred Stock, represents voting power equal to 51% of the issued and outstanding shares of common stock, or approximately 6,248,548,045 shares of common stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 28, 2026, certain information regarding the ownership of the Company’s capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 28, 2026 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 6,451,736,079 shares of common stock issued and outstanding on a fully diluted basis, as of August 28, 2026.

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	Common Stock Beneficially Owned		Series B Preferred Stock Owned
Name and Address of Beneficial Owner (2)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series B Preferred Equity (1)
Ximing Huang (3)	4,103,939,642	63.6%	1	100%
Johnny Chen (4)	724,224,643	11.5%	-0-	*
Hao Zeng (5)	-0-	*	-0-	*
Kevin Yikang Zhang (6)	-0-	*	-0-	*
All executive officers and directors as a group (4 persons)	4,828,164,284	77.2%	1	100%

________________

*Less than 1%

(1)

Applicable percentage ownership is based on 6,248,548,045 shares of common stock and 1 share of Series Preferred Stock outstanding and issuable as of August 28, 2026. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of August 28, 2026, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Address at c/o the Sharing Economy International Inc., 9205 Country Club Drive, Farmington Hills, Michigan 48221.
(3)

Appointed Chairman of the board of directors, Chief Executive Officer and President on May 12, 2026. The one share of Series A Preferred Stock held by Me. Huang is convertible into one share of common stock at any time, at the election of Mr. Huang.

(4)	Appointed Director, Chief Financial Officer, Secretary and Treasurer on May 12, 2026.
(5) (6)	Appointed Director on May 12, 2026. Appointed Director on May 12, 2026.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Ximing	2025	0	0	0	0	0	0	0	0
Huang (1)	2024	0	0	0	0	0	0	0	0

Johnny	2025	0	0	0	0	0	0	0	0
Chen (2)	2024	0	0	0	0	0	0	0	0

Hao	2025	0	0	0	0	0	0	0	0
Zheng (3)	2024	0	0	0	0	0	0	0	0

Kevin Yikang	2025	0	0	0	0	0	0	0	0
Zhang (4)	2024	0	0	0	0	0	0	0	0

Lam Ka	2025	0	0	0	0	0	0	0	0
Man (5)	2024	0	0	0	0	0	0	0	0

Wu	2025	0	0	0	0	0	0	0	0
Shanna (6)	2024	0	0	0	0	0	0	0	0

____________

(1)	Appointed Chairman of the board of directors, Chief Executive Officer and President on May 12, 2026.
(2)	Appointed Chief Financial Officer and Director on May 12, 2026.
(3)	Appointed Director on May 12, 2026.
(4)	Appointed Director on May 12, 2026.
(5)	Appointed Chief Financial Officer and Treasurer on December 3, 2019, and resigned as Chief Financial Officer and Treasurer on May 12, 2026.
(6)	Appointed Chief Executive Officer and Director on March 1, 2023, and resigned as Chief Executive Officer and Director on May 12, 2026.

There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended December 31, 2025, and through the date of filing of this Schedule 14C.

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Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2025:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ximing Huang (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Johnny Chen (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Hao Zheng (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Kevin Yikang Zhang (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Lam Ka Man (5)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Wu Shanna (6)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

___________

(1)	Appointed Chairman of the board of directors, Chief Executive Officer and President on May 12, 2026.
(2)	Appointed Chief Financial Officer and Director on May 12, 2026.
(3)	Appointed Director on May 12, 2026.
(4)	Appointed Director on May 12, 2026.
(5)	Appointed Chief Financial Officer and Treasurer on December 3, 2019, and resigned as Chief Financial Officer and Treasurer on May 12, 2026.
(6)	Appointed Chief Executive Officer and Director on March 1, 2023, and resigned as Chief Executive Officer and Director on May 12, 2026.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2025, and through the date of filing of this Schedule 14C.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended December 31, 2025, and through the date of filing of this Schedule 14C.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended December 31, 2025, and through the date of filing of this Schedule 14C, provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of December 31, 2025, and as the date of filing of this Schedule 14C:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ximing Huang (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Johnny Chen (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Hao Zheng (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Kevin Yikang Zhang (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Wu Shanna (5)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Shao Yuan Guo (6)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Cheng Wai Yin (7)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Bautista Michael Bibat (8)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

__________

(1)	Appointed Chairman of the board of directors, Chief Executive Officer and President on May 12, 2026.
(2)	Appointed Chief Financial Officer and Director on May 12, 2026.
(3)	Appointed Director on May 12, 2026.
(4)	Appointed Director on May 12, 2026.
(5)	Appointed Chief Executive Officer and Director on March 1, 2023, and resigned as Chief Executive Officer and Director on May 12, 2026.
(6)	Appointed Director on December 3, 2019, and resigned as Director on May 12, 2026.
(7)	Appointed Director on August 31, 2020, and resigned as Director on May 12, 2026.
(8)	Appointed Director on May 14, 2021, and resigned as Director on May 12, 2026.

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Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the board of directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the board of directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plans.

Compensation Risk Management

Our board of directors conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards executives with cash bonuses on successful completion of business projects. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

Compensation Committee Interlocks and Insider Participation

We have not yet established a Compensation Committee. Our board of directors performs the function that would be performed by a compensation committee. During the fiscal year ended December 31, 2025, none of our executive officers has served: (i) on the compensation committee (or other board committee performing equivalent function or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; (ii) as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent function or, in the absence of any such committee, the entire board of directors) of the registrant; or (iii) as a member of the compensation committee (or other board committee performing equivalent function or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the board of directors and the written consent of the consenting stockholders:

I. AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On August 28, 2026, the board of directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 7,450,000,000 to 9,950,000,000. The number of authorized shares of preferred stock of 50,000,000 remains unchanged. Such amendment is referred to herein as the “Authorized Shares Amendment.”

Currently, the Company has 7,450,000,000 shares of common stock authorized, of which 6,451,736,079 shares were issued and outstanding on August 28, 2026. As a result of the Authorized Shares Amendment, the Company will have 9,950,000,000 shares of shares of common stock authorized for issuance, of which 3,498,263,921 will be available for issuance.

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A table illustrating the Authorized Shares Amendment (discussed below) is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Articles of Incorporation (1)	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Authorized Shares Amendment	6,451,736,079	7,450,000,000	-0-	998,263,921
After Authorized Shares Amendment	6,451,736,079	9,950,000,000	-0-	3,498,263,921

(1)	Does not include 3,189,600 shares of Series A Preferred Stock held by the Company and convertible in 3,189,600 shares of common stock.

Giving effect to the Authorized Shares Amendment, the Company will still have 9,950,000,000 shares of common stock, all of which will be unreserved, but authorized for issuance. Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common stock to certain persons’ interests aligned with that of the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the increase in the number of shares of common stock authorized may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the increase in the number of shares of common stock authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors, enabling the board of directors to consider a proposed transaction in a manner that best serves the stockholders’ interests.

The board of directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company’s future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. the Company has no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement. However, the Company stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the board of directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. the Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company’s stock. the Company has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

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Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about October 5, 2026.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and filed with the Securities and Exchange Commission (“SEC”), on April 28, 2026; Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and filed with the SEC on May 12, 2026; Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and filed with the SEC on August 14, 2026; Current Report on Form 8-K, filed with the SEC on May 13, 2026; Current Report on Form 8-K, filed with the SEC on June 3, 2026; Current Report on Form 8-K, filed with the SEC on August 3, 2026; Current Report on Form 8-K, filed with the SEC on August 17, 2026 and Registration Statement on Form 8-A, filed with the SEC on December 24, 2009, have been incorporated herein by this reference, have been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to Ximing Huang, Chief Executive Officer, at the Company’s principal executive offices, at: Sharing Economy International Inc., 9205 Country Club Drive, Farmington Hills, Michigan 48221. Mr. Huang may also be reached by telephone at (888) 493-8028.

APPENDICES

The following documents are appended to this information statement:

Appendix A:	Certificate of Amendment to Articles of Incorporation

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APPENDIX A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Sharing Economy International Inc.

Entity or Nevada Business Identification Number (NVID): NV20121458943

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

- ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles
  - ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
    The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
  - ☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

- ☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)
  The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors
  The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

- ☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 10607530463
  Or ☐ No action by stockholders is required, name change only.

- ☐ Officer's Statement (foreign qualified entities only) -
  Name in home state, if using a modified name in Nevada: ____
  Jurisdiction of formation: ____
  Changes to takes the following effect:
  - ☐ The entity name has been amended.
  - ☐ The purpose of the entity has been amended.
  - ☐ The authorized shares have been amended.
  - ☐ Other: (specify changes) ____
  - ☐ Dissolution
  - ☐ Merger
  - ☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The present article 3(a) has been amended [continues on following page] (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Chief Executive Officer Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

CERTIFICATE OF AMENDMENT

SHARING ECONOMY INTERNATIONAL INC.

The present article 3(a) has been amended and restated to read in its entirety as follows:

"3.(a) Authorized Capital Stock. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue shall be ten billion (10,000,000,000); the total number of authorized shares of Common Stock shall be nine billion nine hundred fifty million (9,950,000,000), par value $0.001 per share; and the total number of authorized shares of Preferred Stock shall be fifty million (50,000,000), par value $0.001 per share. The board of directors of the Corporation is authorized, subject to any limitation prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitation or restrictions thereof.”

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